Included in Profit Before Royalties and Taxation (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure of information about amounts included in profit before royalties and taxation [abstract]
Schedule of amounts included in profit before royalties and taxation

	United States Dollar
Figures in millions unless otherwise stated	2022	2021	2020

Damang – contract termination[1]	—	—	(1.1)
Social contributions and sponsorships[1]	(18.5)	(18.1)	(13.7)
Rehabilitation income/(expense)[1]	8.9	(10.8)	(1.5)
Offshore structure costs[1]	(14.7)	(14.6)	(13.6)
Restructuring costs[2]	(11.3)	(1.3)	(2.0)
Yamana break fee[3]	300.0	—	—
Yamana transaction costs[3]	(33.0)	—	—
Salares VAT[1,4]	—	—	23.9
[1]    Included under “Other costs, net” in the consolidated income statement.
[2]    The restructuring costs in 2022 comprise mainly separation packages at Tarkwa amounting to US$8.7 million (2021: US$1.3 million and 2020: US$1.2 million), Damang of US$2.6 million (2021: US$nil and US$nil) and St Ives of US$nil (2021: US$nil and 2020: US$0.8 million).
[3]    The US$300.0 million income related to the Yamana break fee. As a result of Yamana entering into an arrangement agreement with Pan American Silver Corp and Agnico Eagle Mines Limited, Gold Fields terminated the agreement in respect of the proposed acquisition of Yamana. In accordance, within the terms of the arrangement agreement , Yamana was required to pay Gold Fields a termination fee of US$300 million. The transaction costs of US$33 million related mainly to amounts paid to advisors, bankers, lawyers and accountants in connection with the proposed acquisition of Yamana.
4 The US$23.9 million income related to a submission of VAT claims for expenses incurred from 2010 to June 2020 at Salares Norte to the Chilean tax authority which became claimable from the commencement of construction in 2020.